                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to 500,000 shares of the Company's common stock, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Lucent Technologies Inc. 1999 Stock Compensation Plan for Non-Employee Directors; and

         WHEREAS, the undersigned is a director of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald
K. Peterson and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director (and officer) of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21th day of January, 1999.

By: /s/ Paul A. Allaire                     By: /s/ Drew Lewis
   --------------------------                  --------------------------
Name:  Paul A. Allaire                      Name:  Drew Lewis
Title: Director                             Title: Director


By: /s/ Carla A. Hills                      By: /s Richard A. McGinn
   --------------------------                  --------------------------
Name:  Carla A. Hills                       Name:  Richard A. McGinn
Title: Director                             Title: Chairman of the Board
                                                    and Chief Executive
                                                    Officer


By: /s/ Paul H. O'Neill                     By: /s/ Donald S. Perkins
   --------------------------                  --------------------------
Name:  Paul H. O'Neill                      Name:  Donald S. Perkins
Title: Director                             Title: Director


By: /s/ Henry B. Schacht                    By: /s/ Franklin A. Thomas
   --------------------------                  --------------------------
Name:  Henry B. Schacht                     Name:  Franklin A. Thomas
Title: Director                             Title: Director


By: /s/ John A. Young
   --------------------------
Name:  John A. Young
Title: Director

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to 500,000 shares of the Company's common stock, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Lucent Technologies Inc. 1999 Stock Compensation Plan for Non-Employee Directors; and

         WHEREAS, the undersigned is an officer of the Company, as indicated below his signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints James
S. Lusk and Donald K. Peterson and each of them as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as an officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorney full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22th day of January, 1999.

                                            By: /s/ Donald K. Peterson
                                            ---------------------------------
                                            Name:  Donald K. Peterson
                                            Title: Executive Vice
                                                   President and Chief
                                                   Financial Officer

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to 500,000 shares of the Company's common stock, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Lucent Technologies Inc. 1999 Stock Compensation Plan for Non-Employee Directors; and

         WHEREAS, the undersigned is an officer of the Company, as indicated below his signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald
K. Peterson and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as an officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorney full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21th day of January, 1999.

                                            By: /s/ James S. Lusk
                                            ---------------------------------
                                            Name:  James S. Lusk
                                            Title: Vice President and
                                                   Controller



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